Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.26J

ELEVENTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Eleventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has previously purchased and CSG has provided ********** (**) CSG Data Publisher Objects delivered to Customer within Data Publisher-File Edition (the “Initial Data Publisher Objects”); and

WHEREAS, Customer has previously purchased and CSG has provided File Edition Maintenance for the Initial Data Publisher Object pursuant to the Agreement; and

WHEREAS, as a result of discussions between the parties, the parties agree to amend terms of the fees for maintenance and support of additional Data Publisher Objects within Data Publisher-File Edition in excess of the Initial Data Publisher Objects to be requested by Customer and provided by CSG.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date (defined below):

1.	The parties agree to amend the CSG Data Publisher, File Edition Maintenance Fees.

2.	As a result, Schedule F, “Fees,” “CSG Services,” Section V., “Advanced Reporting,” Subsection D, “CSG Data Publisher,” shall be deleted in its entirety and replaced as follows:

1.	CSG Services

V.	Advanced Reporting

D.	CSG Data Publisher

Description of Item/Unit of Measure	Frequency	Fee
1.CSG Data Publisher – Vantage Edition
a.Vantage Edition Subscription Fees (Note 1) (Note 2)	********	*****
b.Vantage Edition Maintenance Fees (Note 3)	********	$**********
2.CSG Data Publisher – File Edition
a.File Edition Subscription Fees (Note 4) (Note 5)	********	*****
b.File Edition Maintenance Fees-Initial Data Publisher Objects (Note 6) (Note 7)	********	$**********
c.File Edition Maintenance Fees-Additional Data Publisher Objects (per Object) (Note 2) (Note 6) (Note 8)	********	$********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 1: The CSG Data Publisher – Vantage Edition is available solely for Legacy TWC.  In the event Customer requests utilization of the Data Publisher – Vantage Edition be made available for the rest of Customer’s subscribers or systems, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 2: In the event Customer requests additional CSG Data Publisher Objects, such requests shall be set forth in a separate Statement of Work and/or amendment, as applicable.

Note 3: Vantage Edition Maintenance Fees will include up to ****** (**) ***** per ***** of additional support for activities outside of **************, ***** ********** and ******* *********** of CSG Data Publisher – Vantage Edition.  Any additional support in excess of such ****** (**) ***** per ***** must be set forth in a separate Statement of Work.

Note 4: CSG Data Publisher - File Edition Subscription Fees is not available for Legacy TWC, Legacy BHN or Non-ACP Subscribers.  In the event Customer requests utilization of CSG Data Publisher – File Edition be made available to Legacy TWC, Legacy BHN or Non-ACP, services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement.  Reimbursable Expenses are additional.

Note 5: In the event, Customer requests additional CSG Data Publisher Objects-File Edition, such requests shall be set forth in a separate Statement of Work and/or amendment, as applicable.

Note 6: File Edition Maintenance Fees will include up to ****** (**) ***** per ***** of additional support for activities outside of **************, ***** ********** and ******* *********** of CSG Data Publisher – File Edition.  Any support in excess of such ****** (**) ***** per ***** shall be set forth in a separate Statement of Work.

Note 7:  For clarification purposes, File Edition Maintenance Fees-Initial Data Publisher Objects cover up to *********** (**) CSG Data Publisher Objects delivered within Data Publisher-File Edition.

Note 8:  File Edition Maintenance Fees for Additional Data Publisher Objects are applicable for each CSG Data Publisher Object delivered within Data Publisher - File Edition in excess of the Initial Data Publisher Objects.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: Mike Ciszek	Title: SVP, General Counsel & Secretary
Name: SVP - Billing Strategy and Operation	Name: Gregory L. Cannon
Date: 1/10/2018	Date: Jan 10, 2018